UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 3, 2016
Date of Report (Date of earliest event reported)

BAIXO REOLCATION SERVICES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-19663	35-2511643
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

H 190 / 5 Centre Horte Aquem Baixo, Goa, India	403601
(Address of principal executive offices)	(Zip Code)

011 – 91 (772) 088-4167

Registrant’s telephone number, including area code

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Baixo Relocation Services, Inc., a Nevada corporation (the "Company") reports in this Current Report on Form 8-K a change in certifying accountants. Effective October 3, 2016, the Company's certifying accountant, Seale and Beers, CPAs, LLC (“S&B”), was dismissed as the Company's independent registered public accounting firm based upon the recent announcement of its acquisition by a new auditing firm, AMC Auditing, LLC. The Company has engaged SRCO Professional Corporation, Chartered Professional Accountants, Licensed Public Accountants (“SRCO”) as its principal independent registered public accounting firm effective October 3, 2016. The decision to change its principal independent registered public accounting firm has been approved by the Company’s board of directors.

The reports of S&B on the Company’s financial statements for fiscal years ended February 29, 2016 and February 28, 2015 (which included the balance sheet as of February 29, 2016, and the statement of operations, cash flows and stockholders’ equity as of February 29, 2016), for either of the past two fiscal years, did not contain an adverse opinion or a disclaimer of opinion, nor qualified or modified as to uncertainty, audit scope or accounting principles, other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern. During the Company’s fiscal years ended February 29, 2016 and February 28, 2015 and during the subsequent period through to the date of S&B's dismissal, there were no disagreements between the Company and S&B, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of S&B, would have caused S&B to make reference thereto in its report on the Company’s audited financial statements.

The Company has provided S&B with a copy of this Current Report on Form 8-K and has requested that S&B furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not S&B agrees with the statements made in this Current Report on Form 8-K with respect to S&B and, if not, stating the aspects with which they do not agree. The Company has received the requested letter from S&B wherein it has confirmed his agreement to the Company’s disclosures in this Current Report with respect to S&B. A copy of S&B's letter has been filed as an exhibit to this Current Report.

In connection with the Company’s appointment of SRCO as the Company’s principal registered accounting firm at this time, the Company has not consulted SRCO on any matter relating to the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements during the two most recent fiscal years (February 29, 2016 and February 28, 2015) and subsequent interim period through the date of engagement.

The contact information for SRCO is Park Place Corporate Centre, 15 Wertheim Court, Suite 409, Richmond Hill, Ontario, Canada L4B 3H7, telephone 905.882.9500.

Exhibit No.	Description of Exhibit

16.1	Letter from Seale and Beers, CPA, LLC dated October 5, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAIXO RELOCATION SERVICES, INC.

DATE: October 6, 2016	By:	/s/ Rosy Rodrigues
	Name:	Rosy Rodrigues
	Title:	President/Chief Executive Officer

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